Prudential Stock Index Fund
Ticker Symbols
Class A: PSIAX	Class I: PDSIX
Class B: PBSIX	Class Z: PSIFX
Class C: PSICX

Summary Prospectus	November 24, 2010
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.prudentialfunds.com. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: PrudentialStockIndexFund@prudentialfundsemail.com

The Fund's Prospectus and SAI, both dated November 24, 2010, and the Fund's most recent shareholder report, dated September 30, 2010, are all incorporated by reference into this Summary Prospectus.

MF174A

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

FUND FEES AND EXPENSES

The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and an eligible group of investors purchase, or agree to purchase in the future, more than $25,000 in shares of the Fund or other funds in the Prudential Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's Initial Sales Charge on page 24 of the Fund's Prospectus and in the Fund's Statement of Additional Information (SAI), in Rights of Accumulation on page 33.

Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class I	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5%	1%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None
Redemption fee	None	None	None	None	None
Exchange fee	None	None	None	None	None
Maximum account fee (accounts under $2,500)	$15	$15	$15	None	None

Annual Fund Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I	Class Z
Management fees	.30	.30	.30	.30	.30
+ Distribution and service (12b-1) fees	.30	1.00	1.00	None	None
+ Transfer agent fees	.13	.33	.06	.07	.13
+ Other expenses	.05	.05	.05	.05	.05
= Total annual Fund operating expenses	.78	1.68	1.41	.42	.48
- Management fee waiver	(.22)	(.22)	(.22)	(.22)	(.22)
= Net annual Fund operating expenses	.56	1.46	1.19	.20	.26
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$380	$545	$723	$1,240	$380	$545	$723	$1,240
Class B	$649	$808	$992	$1,615	$149	$508	$892	$1,615
Class C	$221	$425	$750	$1,672	$121	$425	$750	$1,672
Class I	$20	$113	$213	$508	$20	$113	$213	$508
Class Z	$27	$132	$247	$582	$27	$132	$247	$582
° The manager of the Fund has contractually agreed through January 31, 2012 to waive a portion of its management fee so that the effective management fee for the Fund will be .08% of the average daily net assets of the Fund. This waiver may not be discontinued prior to January 31, 2012. The decision on whether to renew, modify or discontinue the waiver is subject to review by the manager and the Fund's Board of Trustees.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund intends under normal circumstances to invest over 80% of its investable assets in securities included in the S&P 500 Index in approximately the same proportions as those of the Index. The term "investable assets" in this Prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

The Fund employs a "passively managed"--or index--investment approach. We generally aim to hold the same mix of stocks as is held in the S&P 500 Index. The S&P 500 Index is an unmanaged, market-weighted index of 500 stocks selected by Standard & Poor's Corporation (S&P) on the basis of their market size, liquidity and industry group representation. The S&P 500 Index is widely regarded as representative of the performance of the larger companies in the U.S. stock market as a whole.

We attempt to trade a security within a reasonable time after it has been added or removed from the Index. The Fund does not necessarily invest in all of the securities in the Index. The Fund may use various investment techniques, including derivatives. The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing over 80% of its investable assets in securities included in the S&P 500 Index.

While we make every effort to achieve our objective, we can't guarantee success.

Principal Risks of Investing in the Fund. All investments have risks to some degree. Please remember that an investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Equity Securities Risk. There is the risk that the price of a particular stock the Fund owns could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Market Risk. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Regardless of how well an individual investment performs, if financial markets go down, you could lose money.

Large Capitalization Company Risk. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Index Investment Approach. Since the Fund is passively managed, assets are not allocated from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline.

Derivatives Risk. The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The use of derivatives involves costs and can be more volatile than other investment strategies, resulting in greater volatility for the Fund, particularly during periods of market decline. Investments in derivatives may not have the intended effects and may result in losses for the Fund that may not have otherwise occured or missed opportunities for the Fund. Certain types of derivatives involve leverage, which could magnify losses. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, reference rate or index. Investing in derivatives could cause the Fund to lose more than the principal amount invested. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet known and may not be known for some time. Derivatives are also subject to liquidity risk, interest rate risk, credit risk, market risk and management risk.

For more information on the risks of investing in this Fund, please see How the Fund Invests - Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Fund's Past Performance. The following bar chart shows the Fund's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.prudentialfunds.com.

Annual Total Returns (Class A Shares) 1
Best Quarter: 2nd Quarter 2009 15.82% Worst Quarter: 4th Quarter 2008 -21.88%
1 The Fund's previous prospectus presented returns for Class Z shares; returns for Class A shares are now shown for consistency with the prospectuses of the other funds in the Prudential Investments fund family. The total return for Class A shares from 1-1-10 to 9-30-10 was 3.47%.

Average Annual Total Returns % (as of 12-31-09)
Return Before Taxes	One Year	Five Years	Ten Years
Class B shares	19.83	-0.97	-2.14
Class C shares	23.86	-0.81	-2.15
Class I shares	26.33	0.30	-1.07
Class Z shares	26.27	0.23	-1.15

Class A Shares %
Return Before Taxes	21.75	-0.70	-1.73
Return After Taxes on Distributions	21.46	-0.97	-1.99
Return After Taxes on Distribution and Sale of Fund Shares	14.51	-0.60	-1.51
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses. The Fund's previous prospectus presented returns for Class Z shares; returns for Class A shares are now shown for consistency with the prospectuses of the other funds in the Prudential Investments fund family.

Index % (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	26.47	0.42	-0.95
Lipper Average	25.88	-0.06	-1.42
MANAGEMENT OF THE FUND

Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	John W. Moschberger, CFA	Managing Director	November 1992
		Daniel Carlucci, CFA	Vice President	November 2010
BUYING AND SELLING FUND SHARES

	Minimum Initial Investment	Subsequent Investments
Fund shares (most cases)	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50
You can purchase or redeem shares through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852. Redemption proceeds may be sent by mail, by Federal funds wire or deposited directly into your bank account if you have established the link.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Fund shares through a financial services firm, the Fund, the Manager, or their related companies may pay the financial services firm for the sale of Fund shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Fund over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.prudentialfunds.com

MF174A